Exhibit (a)(1)(B)
LETTER OF TRANSMITTAL
All Outstanding Shares of Common Stock
of
GLOBALSCAPE, INC.,
a Delaware corporation,
at
$9.50 Net Per Share
by
GRAIL MERGER SUB, INC.,
a wholly owned subsidiary of
Help/Systems, LLC
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., NEW YORK CITY TIME, ON AUGUST 27, 2020, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.
Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your shares to:

If delivering by hand, express mail, courier, or other expedited service:	By mail:

American Stock Transfer & Trust Co., LLC	American Stock Transfer & Trust Co., LLC
Operations Center Attn: Reorganization Department	Operations Center Attn: Reorganization Department
6201 15th Avenue	6201 15th Avenue
Brooklyn, New York 11219	Brooklyn, New York 11219
By Facsimile:
(718) 234-5001
For information about the tender offer, please contact the Information Agent, at (800) 322-2885.
DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on your Direct Registration Account(s) or Share Certificate(s))	Shares Tendered (Attach additional signed list, if necessary)
	Certificate Number(s) and/or indicate book-entry	Total Number of Shares Represented by Share Certificate(s)	Total Number of Shares Tendered(1, 2)

Total Shares
(1)	If shares are held in book-entry form or held electronically through the Direct Registration System at the transfer agent you must indicate the number of Shares you are tendering.
(2)
Unless otherwise indicated, all Shares represented by Share Certificates held electronically through the Direct Registration System at the transfer agent or book-entry position will be deemed to have been tendered. See Instruction 4.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the IRS Form W-9 included in this Letter of Transmittal (for payees that are United States persons (including resident aliens)), or an applicable IRS Form W-8 (for payees that are not United States persons). The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Please consult the instructions to the enclosed IRS Form W-9 for the definition of “United States person.”
The Offer (as defined below) is not being made to (nor will tender of Shares (as defined below) be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.
This Letter of Transmittal is to be used by stockholders of GlobalSCAPE, Inc. (the “Company”) if certificates for Shares (“Share Certificates”) are to be forwarded herewith, if Shares are held in book-entry form on the records of the Depositary or your shares are held at the transfer agent as Direct Registration Shares (pursuant to the procedures set forth in Section 3 of the Offer to Purchase).
Stockholders whose shares are issued in Direct Registration will need to complete the Total Number of Shares Tendered column above in order to tender those shares. Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2. Delivery of documents to the Depositary Trust Company does not constitute delivery to the Depositary.
If any Share Certificate(s) you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, then you should contact American Stock Transfer & Trust Co, LLC, as Transfer Agent (the “Transfer Agent”), at (800) 937-5449, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificate(s) may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.
THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS DOCUMENT.
Ladies and Gentlemen:
The undersigned hereby tenders to Grail Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Help/Systems, LLC, a Delaware limited liability company (“Parent”), the above described shares of common stock, par value $0.001 per share (“Shares”), of GlobalSCAPE, Inc., a Delaware corporation (the “Company”), pursuant to Merger Sub’s offer to purchase all outstanding Shares, at a purchase price of $9.50 per Share, subject to any required withholding of taxes, net to the seller in cash without interest on the terms and subject to the conditions set forth in the Offer to Purchase dated July 31, 2020 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).
On the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and subject to, and effective on, acceptance for payment of Shares validly tendered herewith and not properly withdrawn prior to the Expiration Time in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or on the order of Merger Sub all right, title and interest in and to all Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after July 31, 2020 (collectively, “Distributions”)) and irrevocably constitutes and appoints American Stock Transfer & Trust Co, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (i) deliver Share Certificates for such Share (and any and all Distributions)

or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Depository Trust Company (“DTC”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or on the order of Merger Sub, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each of the designees of Merger Sub as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Shares (and any and all Distributions) tendered hereby and accepted for payment by Merger Sub. This appointment will be effective if and when, and only to the extent that, Merger Sub accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will be deemed ineffective). Merger Sub reserves the right to require that, in order for Shares to be deemed validly tendered, immediately on Merger Sub’s acceptance for payment of such Shares, Merger Sub or its designees must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company’s stockholders.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Merger Sub, Merger Sub will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, on request, execute and deliver any additional documents deemed by the Depositary or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of any and all Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Merger Sub all Distributions in respect of any and all Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Merger Sub shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of Shares tendered hereby the amount or value of such Distribution as determined by Merger Sub in its reasonable discretion.
All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding on the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only on the proper delivery of such Share Certificate to the Depositary.
The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Merger Sub’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Merger Sub on the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of or the conditions of any such extension or amendment).

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be issued in the name of someone other than the undersigned.
Issue to:
Name:
(Please Print)

Address:

(Also Complete IRS Form W-9 Included Herein or an Applicable IRS Form W-8)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 7)
To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares Tendered”.
Mail To:
Name
(Please Print)

Address:

(Also Complete IRS Form W-9 Included Herein or an Applicable IRS Form W-8)

IMPORTANT
STOCKHOLDER: SIGN HERE
(Please complete and return the IRS Form W-9 included in this Letter of Transmittal or an applicable IRS Form W-8)

Sign Here:
Sign Here:
Signature(s) of Holder(s) of Shares (HOLDERS MUST SIGN ON THE LINE ABOVE)

Dated: , 2020
Name(s):
(Please Print)

Capacity (full title)
(See Instruction 5):

(Include Zip Code)
Address:

Area Code and Telephone No.
Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s)

(If Required—See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW
INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1. Guarantee of Signatures. No medallion signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter of Transmittal. See Instruction 5.
2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or Shares are held in book-entry form on the records of the transfer agent or as Direct Registration Shares. Share Certificates evidencing tendered Shares, as well as this Letter of Transmittal, properly completed and duly executed, with any required medallion signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Time. Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Time, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Offer to Purchase); (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Time; and (iii) the Share Certificates (or a book-entry confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal, properly completed and duly executed, with any required medallion signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within two (2) NYSE American trading days (as defined in the Offer to Purchase) after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shares delivered by a Notice of Guaranteed Delivery will not be counted by Merger Sub toward the satisfaction of the Minimum Condition and therefore it is preferable for Shares to be tendered by the other methods described herein.
The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through DTC, is at the election and the risk of the tendering stockholder and the delivery of all such documents will be deemed made (and the risk of loss and title to Share Certificates will pass) only when actually received by the Depositary (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery prior to the expiration of the Offer.
Merger Sub will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.
3. Inadequate Space. If the space provided herein is inadequate, Share Certificate numbers, the number of Shares represented by such Share Certificates and/or the number of Shares tendered should be listed on a signed separate schedule attached hereto.
4. Partial Tenders. If fewer than all of the Shares evidenced by any Share Certificate or book-entry position are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In this case, new Share Certificates or a new book-entry position for the Shares that were evidenced by your old Share Certificates or book entry position, but were not tendered by you, will be sent to you or established for you, as applicable, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Shares represented by Share Certificates, book-entry position or Direct Registration Shares delivered to the Depositary will be deemed to have been tendered unless indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.
(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, then the signature(s) must correspond with the name(s) as written on the face of such Share Certificates for such Shares without alteration, enlargement or any change whatsoever.
(b) Holders. If any Shares tendered hereby are held of record by two or more persons, then all such persons must sign this Letter of Transmittal.
(c) Different Names on Share Certificates. If any Shares tendered hereby are registered in different names on different Share Certificates, then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.
(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, then no endorsements of Share Certificates for such Shares or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.
If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, then such Share Certificates for such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates for such Share. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.
If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, then such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.
6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Merger Sub or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its successor pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income tax or backup withholding taxes). If, however, payment of the Per Share Amount is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then there will need to be submitted evidence satisfactory to Merger Sub of the payment of the amount of any stock transfer taxes or other taxes required by reason of the payment to a person other than the registered holder(s) of such Share Certificate (in each case whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s).
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Share Certificate(s) evidencing the Shares tendered hereby.
7. Special Payment and Delivery Instructions. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal or mailed to a different address the appropriate boxes on this Letter of Transmittal must be completed and a medallion signature guarantee is required.
8. IRS Form W-9 or IRS Form W-8. To avoid backup withholding, a tendering stockholder that is a United States person (as defined in the instructions to the enclosed IRS Form W-9) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, which is included herein following “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is a United States person (as defined for United States federal income tax purposes) and is not subject to backup withholding of federal income tax. If the tendering stockholder has been notified by the Internal Revenue Service (“IRS”) that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification section of the IRS Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder to backup withholding of federal income tax (currently, at a 24% rate) on the payment of the purchase price of all Shares purchased from such stockholder.
Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) generally are not subject to backup withholding, provided they properly establish their exemption. Exempt stockholders that are United States persons should submit a properly completed IRS Form W-9, including the “Exemptions” portion thereof. Foreign stockholders should submit a properly completed applicable IRS Form W-8, a copy of which may be obtained from the Depositary or www.irs.gov, in order to establish they are not a United States person (as defined for United States federal income tax purposes) and thereby avoid backup withholding. Foreign stockholders should consult a tax advisor to determine which IRS Form W-8 applies to them.
See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for more instructions.
9. Irregularities. All questions as to the validity, form, eligibility (including, without limitation, time of receipt) and acceptance for payment of any tender of Shares will be determined by Merger Sub in its reasonable discretion. Merger Sub reserves the absolute right to reject any and all tenders it determines are not in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. Merger Sub also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Merger Sub with respect to those Shares. None of Merger Sub, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.
10. Requests for Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Merger Sub’s expense.
11. Lost, Destroyed or Stolen Certificates. If any Share Certificate representing Shares has been lost, destroyed or stolen, then the stockholder should promptly notify the Company’s Transfer Agent, AST at (800) 937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.
This Letter of Transmittal, properly completed and duly executed, together with Share Certificates representing Shares being tendered (if applicable) and all other required documents, must be received by one minute after 11:59 p.m., New York City time, on August 27, 2020, unless the Offer is extended or earlier terminated, or the tendering stockholder must comply with the procedures for guaranteed delivery.
IMPORTANT TAX INFORMATION
A stockholder who is a United States person (as defined in the instructions to the enclosed IRS Form W-9) surrendering Shares must provide the Depositary (as payor) with the stockholder’s correct TIN on IRS Form W-9, a copy of which is included in this Letter of Transmittal. If such stockholder is an individual, the stockholder’s TIN is such stockholder’s Social Security number. If the correct TIN is not provided, the stockholder may be subject to a penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.
Certain stockholders (including, among others, corporations and certain foreign individuals and entities) generally are not subject to backup withholding, provided they properly establish their exemption . To avoid erroneous backup withholding, exempt stockholders that are United States persons (as defined for United States federal income tax purposes) should establish their exemption by completing IRS Form W-9, furnishing their TIN and the appropriate information in the “Exemptions” box on the IRS Form W-9 and signing, dating and returning the IRS Form W-9 to the Depositary. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.
In order for a foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8, signed under penalties of perjury, to establish they are not a United States person (as defined for United States federal income tax purposes). An IRS Form W-8 can be obtained from the Depositary or www.irs.gov. Foreign stockholders should consult a tax advisor to determine which IRS Form W-8 applies to them.
If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion (currently, 24%) of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will generally be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if required information is timely furnished to the IRS.
NOTE:
FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL OR AN IRS FORM W-8, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS ENCLOSED WITH THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE TIN ON THE IRS FORM W-9. FOR FURTHER INFORMATION, PLEASE CONTACT YOUR TAX ADVISOR OR THE IRS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

			-			-				

or

Employer identification number

		-							

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	**THEN check the box for . . .**
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

The Depositary for the Offer is:

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your shares to:

If delivering by hand, express mail, courier, or other expedited service:	By mail:

American Stock Transfer & Trust Co., LLC	American Stock Transfer & Trust Co., LLC
Operations Center Attn: Reorganization Department	Operations Center Attn: Reorganization Department
6201 15th Avenue	6201 15th Avenue
Brooklyn, New York 11219	Brooklyn, New York 11219
By Facsimile:
(718) 234-5001
For information about the tender offer, please contact the Information Agent, at (800) 322-2885.
Questions or requests for assistance may be directed to the Information Agent at the telephone numbers and address set forth below. Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the address and telephone numbers set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.
The Information Agent for the Offer is:

MacKenzie Partners, Inc.
1407 Broadway
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com